SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549




                           FORM 8-K
                        CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934







               Date of Report:  October 25, 1995



                      CHYRON CORPORATION
      (Exact name of registrant as specified in its charter)





      New York
      (State or other jurisdiction of
      incorporation or organization)
      1-9014
      (Commission File Number)
      11-2117385
      (I.R.S. Employer
      Identification Number)





             5 Hub Drive, Melville, New York 11747
         (Address of principal administrative offices)



      Registrant's telephone number, including area code: (516) 845-2000




           Total number of pages in this report is 5
                    Exhibit Index is located on page 4

 Item 4. Changes in Registrant's Certifying Accountants


      1. Previous independent accountants:

              (i) On October 19, 1995 the Registrant informed representatives of Ernst & Young LLP (Ernst & Young) that such firm would no longer be engaged as the principal accountants to audit the Registrant's financial statements.

              (ii) Ernst & Youngs reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              (iii) The decision to dismiss the Registrant's independent accountants was recommended and approved by the Audit Committee of the Registrants Board of Directors.

              (iv) In connection with its audits for the two most recent fiscal years ended December 31, 1993 and 1994, respectively, and during any subsequent interim period, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

              (v) The Registrant has provided Ernst & Young with a copy of the disclosures contained in this Form 8-K. The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. [A copy of said letter to the SEC, dated October 25, 1995 is filed as Exhibit 1 to this Form 8-K.]

         (a)  New independent accountants:

              (i) The Registrant engaged Price Waterhouse LLP (Price Waterhouse) as its new independent accountants, effective as of October 19, 1995. During the two most recent fiscal years ended December 31, 1993 and 1994, respectively, and during any subsequent interim period, the Registrant has not consulted with Price Waterhouse regarding (A) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (B) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


                               SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                        CHYRON CORPORATION
                                     (Registrant)



      Date:  October 25, 1995            By:           Patricia Lampe
                                        Patricia Lampe
                                       Chief Financial Officer

                            EXHIBIT INDEX


                                               Sequentially
      Exhibit No.  Description
         Numbered Page

            1 Letter Re Change in Certifying Accountant            5

                                         October 25, 1995





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:


We have read the statement made by Chyron Corporation (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form
8-K.  We agree with the statements concerning our Firm in such Form 8-K.

                                         Very truly yours,



                                         Ernst & Young LLP